SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT

Date of report (Date of earliest event reported):
February 24, 2009

DIGITAL CREATIVE DEVELOPMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

UTAH	0-22315	34-1413104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 Fifth Avenue 10th Floor, New York, New York 10019
(Address of Principal Executive Offices)

(212) 247-0581
(Issuer's telephone number, including area code)

Item 4.01	Changes in Registrant's Certifying Accountant.

On February 13, 2009, the Company engaged the firm of Rosen Seymour Shapss Martin & Company LLP as their independent certifying accountants of record. The Company’s former accountants, Miller, Ellin & Company, LLP were merged into the practice of Rosen Seymour Shapss Martin & Company LLP effective January 1, 2009.

The  Former  Accountant's  report  on the  financial statements  for the past two years did not  contain  any  adverse  opinion  or a disclaimer of opinion,  nor was it modified as to any  audit  scope or  accounting  principles.  There were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The Company anticipates that the engagement of the new accountants will be ratified by the Company's Board of Directors at the next meeting of the Board.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description

16.1	Letter from Rosen Seymour Shapss Martin & Company LLP to the Securities and Exchange Commission

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL CREATIVE DIGITAL CORPORATION

By:	/s/ Vincent De Lorenzo
Name: Vincent De Lorenzo
Title: Chief Financial Officer

February 24, 2009

EXHIBIT INDEX

16.1 Letter Regarding Change in Certifying Accountants